UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2019 (April 10, 2019)

New York City REIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55393	46-4380248
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 3rd Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

The information contained in Items 2.01 and 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 in its entirety.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 17, 2019, New York City REIT, Inc. (the “Company”) through a wholly-owned subsidiary (the “Acquisition Sub”) of New York City Operating Partnership, L.P., the Company’s operating partnership (the “OP”), acquired a fee-simple interest in three condominium units located at 196 Orchard Street, New York, NY 10002 (the “Property”) for a purchase price of approximately $88.8 million, excluding closing costs. The acquisition agreement was entered into on April 10, 2019 (as amended, the “Agreement”) with MB-REEC HOUSTON PROPERTY OWNER LLC, an unaffiliated third party (the “Seller”).

The Company funded $51.0 million of the purchase price with proceeds from a loan described herein and funded the remaining $37.8 million of the purchase price from cash on hand.

The condominium units consist of approximately 60,297 rentable square feet and are currently 100% leased. The Property’s tenants include Equinox 196 Orchard Street, Inc. d/b/a Equinox, Marshalls of MA, Inc., and CVS Albany, L.L.C., none of whose annualized rental income on a straight-line basis, based on leases commenced, represent greater than 10% of the Company’s total annualized rental income on a straight-line basis.

The Agreement contains customary representations and warranties which survive the closing for the Acquisition Sub, and for the Seller, survive the closing for a period of 105 days. The aggregate liability of the Seller due to any breach cannot exceed $1.5 million.

The foregoing summary description of the material terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibits 10.1, 10.2, 10.3, and 10.4 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 17, 2019, the Company, through the Acquisition Sub, entered into a loan agreement (the “Loan Agreement”) with Nationwide Life Insurance Company (the “Lender”) for a $51.0 million loan (the “Loan”) in connection with the acquisition of the Property. The Loan bears interest at a fixed rate of 3.85% and matures on August 1, 2029. The Loan requires monthly interest-only payments, with the principal balance due on the maturity date, and is secured by, among other things, a first mortgage on the Property.

The Loan may be prepaid, in whole or in part, at any time, subject to a prepayment premium and certain conditions and limitations.

The OP has guaranteed, pursuant to a guaranty in favor of the Lender (the “Guaranty”), (i) at all times, certain enumerated recourse liabilities of the Acquisition Sub under the Loan Agreement, and (ii) from and after certain events of defaults and other breaches under the Loan Agreement and other loan documents (including bankruptcies or similar events), payment of all amounts due to the Lender in respect of the Loan.

The foregoing description does not purport to be a complete description and is qualified in its entirety by reference to the Loan Agreement and the Guaranty, copies of which are filed as Exhibits 10.5 and 10.6, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01.   Regulation FD Disclosure.

On July 22, 2019, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The press release shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(a)(4)	The financial statements relating to the Property described in Item 2.01 of this Current Report on Form 8-K and required by Rule 3-14 of Regulation S-X are not included in this Current Report on Form 8-K. The Company will file such financial statements with the U.S. Securities and Exchange Commission within 71 calendar days after the date that this Current Report on Form 8-K must be filed.

(b)(2)	The pro forma financial information relating to the Property described in Item 2.01 of this Current Report on Form 8-K and required by Article 11 of Regulation S-X are not included in this Current Report on Form 8-K. The Company will file such financial information with the U.S. Securities and Exchange Commission within 71 calendar days after the date that this Current Report on Form 8-K must be filed.

(d)	Exhibits

Exhibit No.	Description
10.1	Agreement of Purchase and Sale, dated as of April 10, 2019, by and between MB-REEC HOUSTON PROPERTY OWNER LLC and ARG NYC196ORCHARD, LLC.
10.2	Amendment to Agreement of Purchase and Sale, dated as of April 10, 2019, by and between MB-REEC HOUSTON PROPERTY OWNER LLC and ARG NYC196ORCHARD, LLC., dated as of May 3, 2019.
10.3	Second Amendment to Agreement of Purchase and Sale, dated as of April 10, 2019, by and between MB-REEC HOUSTON PROPERTY OWNER LLC and ARG NYC196ORCHARD, LLC., dated as of May 31, 2019.
10.4	Third Amendment to Agreement of Purchase and Sale, dated as of April 10, 2019, by and between MB-REEC HOUSTON PROPERTY OWNER LLC and ARG NYC196ORCHARD, LLC., dated as of June 7, 2019.
10.5	Loan Agreement dated as of July 17, 2019 between ARG NYC196ORCHARD, LLC, as Borrower, and Nationwide Life Insurance Company, as Lender.
10.6	Carveout Guaranty dated as of July 17, 2019, by New York City Operating Partnership, L.P., as Guarantor, to and for the benefit of Nationwide Life Insurance Company.
99.1	Press Release dated July 22, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New York City REIT, Inc.

Date: July 22, 2019	By:	/s/ Edward M. Weil, Jr.
Edward M. Weil, Jr.
Chief Executive Officer, President, and Secretary